Quarterly Holdings Report
for
Fidelity® Series International Credit Fund
March 31, 2023
SUN-NPRT1-0523
1.9882624.105
Nonconvertible Bonds - 56.9%
		Principal Amount (a)	Value ($)
Australia - 1.8%
AusNet Services Holdings Pty Ltd. 1.625% 3/11/81 (Reg. S) (b)	EUR	150,000	135,585
Leighton Finance U.S.A. Pty Ltd. 1.5% 5/28/29 (Reg. S)	EUR	700,000	575,925
QBE Insurance Group Ltd.:
2.5% 9/13/38 (Reg. S) (b)	GBP	600,000	578,402
6.75% 12/2/44 (Reg. S) (b)		570,000	562,163
TOTAL AUSTRALIA			1,852,075
Bailiwick of Guernsey - 0.2%
Sirius Real Estate Ltd. 1.125% 6/22/26 (Reg. S)	EUR	300,000	250,811
Bailiwick of Jersey - 1.6%
Heathrow Funding Ltd.:
2.625% 3/16/28 (Reg. S)	GBP	650,000	674,660
7.125% 2/14/24	GBP	750,000	933,843
TOTAL BAILIWICK OF JERSEY			1,608,503
Cayman Islands - 0.2%
Southern Water Services Finance Ltd. 1.625% 3/30/27 (Reg. S)	GBP	208,000	221,621
Denmark - 1.0%
Danske Bank A/S:
2.25% 1/14/28 (Reg. S) (b)	GBP	705,000	747,556
4.625% 4/13/27 (Reg. S) (b)	GBP	200,000	241,651
TOTAL DENMARK			989,207
France - 4.6%
BNP Paribas SA:
2.159% 9/15/29 (b)(c)		225,000	187,574
2.5% 3/31/32 (Reg. S) (b)	EUR	900,000	881,332
5.125% 1/13/29 (b)(c)		205,000	205,420
BPCE SA 1.5% 1/13/42 (Reg. S) (b)	EUR	800,000	735,881
Credit Agricole Assurances SA 4.75% 9/27/48 (b)	EUR	400,000	412,988
Credit Agricole SA:
1.25% 10/2/24 (Reg. S)	GBP	100,000	116,152
4.875% 10/23/29 (Reg. S)	GBP	200,000	243,043
Electricite de France SA 5.5% 1/25/35 (Reg. S)	GBP	600,000	702,770
Holding d'Infrastructures et des Metiers de l'Environnement 0.625% 9/16/28 (Reg. S)	EUR	200,000	175,370
Iliad SA 1.875% 2/11/28 (Reg. S)	EUR	200,000	181,925
Lagardere S.C.A.:
1.625% 6/21/24 (Reg. S)	EUR	100,000	106,013
1.75% 10/7/27 (Reg. S)	EUR	200,000	210,896
Societe Generale:
4.75% 11/24/25 (c)		200,000	187,068
6.691% 1/10/34 (b)(c)		200,000	204,430
Valeo SA 1% 8/3/28 (Reg. S)	EUR	200,000	172,753
TOTAL FRANCE			4,723,615
Germany - 3.9%
ACCENTRO Real Estate AG 5.3596% 2/13/26 (Reg. S) (d)	EUR	472,500	314,886
Bayer AG 3.75% 7/1/74 (Reg. S) (b)	EUR	500,000	525,653
Commerzbank AG 8.625% 2/28/33 (Reg. S) (b)	GBP	100,000	123,078
Deutsche Bank AG:
3.25% 5/24/28 (Reg. S) (b)	EUR	400,000	392,143
4% 6/24/32 (Reg. S) (b)	EUR	800,000	750,464
6.125% 12/12/30 (Reg. S) (b)	GBP	800,000	936,938
EnBW Energie Baden-Wuerttemberg AG 1.375% 8/31/81 (Reg. S) (b)	EUR	500,000	419,151
RWE AG 2.75% 5/24/30 (Reg. S)	EUR	245,000	246,800
ZF Finance GmbH 2% 5/6/27 (Reg. S)	EUR	300,000	279,910
TOTAL GERMANY			3,989,023
Greece - 0.2%
Alpha Bank SA 4.25% 2/13/30 (Reg. S) (b)	EUR	250,000	213,281
Hong Kong - 0.2%
AIA Group Ltd. 0.88% 9/9/33 (Reg. S) (b)	EUR	300,000	252,862
Ireland - 6.3%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust 6.5% 7/15/25		150,000	151,084
AIB Group PLC:
1.875% 11/19/29 (Reg. S) (b)	EUR	1,000,000	1,011,591
2.25% 4/4/28 (Reg. S) (b)	EUR	1,200,000	1,179,625
2.875% 5/30/31 (Reg. S) (b)	EUR	250,000	245,254
4.625% 7/23/29 (Reg. S) (b)	EUR	100,000	106,075
Bank of Ireland Group PLC:
1.375% 8/11/31 (Reg. S) (b)	EUR	800,000	744,574
2.029% 9/30/27 (b)(c)		950,000	821,312
2.375% 10/14/29 (Reg. S) (b)	EUR	800,000	820,130
Cloverie PLC 4.5% 9/11/44 (Reg. S) (b)		902,000	846,852
Zurich Finance (Ireland) DAC 3.5% 5/2/52 (Reg. S) (b)		600,000	455,364
TOTAL IRELAND			6,381,861
Italy - 1.7%
Enel SpA 3.375% (Reg. S) (b)(e)	EUR	550,000	541,301
UniCredit SpA:
2.731% 1/15/32 (Reg. S) (b)	EUR	1,050,000	970,098
5.861% 6/19/32 (b)(c)		200,000	176,289
TOTAL ITALY			1,687,688
Luxembourg - 2.8%
Alpha Trains Finance SA 2.064% 6/30/30	EUR	802,000	814,801
Blackstone Property Partners Europe LP:
1% 5/4/28 (Reg. S)	EUR	1,050,000	847,469
1.75% 3/12/29 (Reg. S)	EUR	600,000	480,724
2.625% 10/20/28 (Reg. S)	GBP	250,000	234,177
GTC Aurora Luxembourg SA 2.25% 6/23/26 (Reg. S)	EUR	500,000	425,768
TOTAL LUXEMBOURG			2,802,939
Mexico - 1.8%
Petroleos Mexicanos 6.5% 3/13/27		1,980,000	1,789,128
Netherlands - 3.5%
Demeter Investments BV:
5.625% 8/15/52 (Reg. S) (b)		964,000	896,520
5.75% 8/15/50 (Reg. S) (b)		1,300,000	1,230,965
JDE Peet's BV 2.25% 9/24/31 (c)		150,000	118,613
Rabobank Nederland 4% 1/10/30 (Reg. S)	EUR	300,000	326,520
Technip Energies NV 1.125% 5/28/28	EUR	500,000	456,544
VIA Outlets 1.75% 11/15/28 (Reg. S)	EUR	450,000	380,470
ZF Europe Finance BV 2% 2/23/26 (Reg. S)	EUR	200,000	197,102
TOTAL NETHERLANDS			3,606,734
Portugal - 0.3%
Fidelidade-Companhia de Seguros SA 4.25% 9/4/31 (Reg. S) (b)	EUR	300,000	281,096
Spain - 0.1%
Iberdrola Finanzas SAU 7.375% 1/29/24	GBP	100,000	125,487
Sweden - 1.0%
Akelius Residential Property AB 3.875% 10/5/78 (Reg. S) (b)	EUR	251,000	261,150
Heimstaden AB 4.375% 3/6/27 (Reg. S)	EUR	500,000	376,040
Samhallsbyggnadsbolaget I Norden AB:
1% 8/12/27 (Reg. S)	EUR	250,000	180,309
1.75% 1/14/25 (Reg. S)	EUR	200,000	189,726
TOTAL SWEDEN			1,007,225
Switzerland - 1.9%
Credit Suisse Group AG:
2.125% 11/15/29 (Reg. S) (b)	GBP	500,000	486,190
4.194% 4/1/31 (b)(c)		250,000	221,950
4.282% 1/9/28 (c)		298,000	268,573
6.5% 8/8/23 (Reg. S)		200,000	190,500
7.375% 9/7/33 (Reg. S) (b)	GBP	250,000	321,692
UBS Group AG:
4.75% 3/17/32 (Reg. S) (b)	EUR	270,000	293,660
4.988% 8/5/33 (Reg. S) (b)		200,000	190,800
TOTAL SWITZERLAND			1,973,365
United Kingdom - 20.0%
Agps Bondco PLC:
1.875% 1/14/26 (Reg. S)	EUR	2,000,000	845,910
2.25% 4/27/27 (Reg. S)	EUR	200,000	81,424
Anglian Water (Osprey) Financing PLC 2% 7/31/28 (Reg. S)	GBP	175,000	173,418
Barclays PLC:
5.262% 1/29/34 (Reg. S) (b)	EUR	190,000	209,274
7.437% 11/2/33 (b)		200,000	221,062
8.407% 11/14/32 (Reg. S) (b)	GBP	300,000	382,256
HSBC Holdings PLC:
4.787% 3/10/32 (Reg. S) (b)	EUR	470,000	520,079
5.402% 8/11/33 (b)		200,000	197,681
7.39% 11/3/28 (b)		350,000	372,517
8.201% 11/16/34 (Reg. S) (b)	GBP	400,000	518,522
Imperial Tobacco Finance PLC 3.5% 7/26/26 (c)		2,407,000	2,254,581
InterContinental Hotel Group PLC 3.375% 10/8/28 (Reg. S)	GBP	860,000	948,932
John Lewis PLC 6.125% 1/21/25	GBP	1,659,000	1,996,525
Lloyds Bank Corporate Markets PLC:
1.5% 6/23/23 (Reg. S)	GBP	130,000	158,857
1.75% 7/11/24 (Reg. S)	GBP	140,000	164,772
Lloyds Banking Group PLC:
1.985% 12/15/31 (b)	GBP	400,000	419,901
4.5% 1/11/29 (Reg. S) (b)	EUR	230,000	249,586
4.976% 8/11/33 (b)		200,000	191,467
Marks & Spencer PLC:
3.75% 5/19/26 (Reg. S)	GBP	400,000	444,639
4.5% 7/10/27 (Reg. S)	GBP	270,000	296,942
Nationwide Building Society 6.178% 12/7/27 (Reg. S) (b)	GBP	300,000	374,991
NatWest Group PLC:
2.105% 11/28/31 (Reg. S) (b)	GBP	650,000	675,037
3.619% 3/29/29 (Reg. S) (b)	GBP	600,000	666,724
3.622% 8/14/30 (Reg. S) (b)	GBP	250,000	285,174
7.416% 6/6/33 (Reg. S) (b)	GBP	300,000	372,298
NGG Finance PLC 2.125% 9/5/82 (Reg. S) (b)	EUR	1,000,000	908,269
Prudential Funding Asia PLC 2.95% 11/3/33 (Reg. S) (b)		1,300,000	1,075,750
Rolls-Royce PLC 3.375% 6/18/26	GBP	740,000	827,931
Severn Trent Utilities Finance PLC:
4.625% 11/30/34 (Reg. S)	GBP	140,000	162,863
6.125% 2/26/24	GBP	65,000	80,769
Tesco Corporate Treasury Services PLC 5.5% 2/27/35 (Reg. S)	GBP	550,000	665,018
Thames Water Utility Finance PLC 1.875% 1/24/24 (Reg. S)	GBP	130,000	156,015
The Berkeley Group PLC 2.5% 8/11/31 (Reg. S)	GBP	400,000	343,189
Travis Perkins PLC:
3.75% 2/17/26 (Reg. S)	GBP	200,000	222,206
4.5% 9/7/23 (Reg. S)	GBP	350,000	426,294
Tritax EuroBox PLC 0.95% 6/2/26 (Reg. S)	EUR	210,000	189,957
Virgin Money UK PLC 5.125% 12/11/30 (Reg. S) (b)	GBP	400,000	456,689
Vodafone Group PLC:
4.875% 10/3/78 (Reg. S) (b)	GBP	250,000	292,857
6.25% 10/3/78 (Reg. S) (b)		200,000	193,500
Western Power Distribution PLC 3.625% 11/6/23 (Reg. S)	GBP	130,000	158,594
Whitbread PLC:
2.375% 5/31/27 (Reg. S)	GBP	250,000	265,763
3.375% 10/16/25 (Reg. S)	GBP	800,000	927,578
TOTAL UNITED KINGDOM			20,375,811
United States of America - 3.8%
Blackstone Private Credit Fund 4.875% 4/14/26	GBP	800,000	902,951
Citigroup, Inc. 5.875% 7/1/24 (Reg. S)	GBP	200,000	244,902
Duke Energy Corp. 3.85% 6/15/34	EUR	550,000	556,923
Ford Motor Credit Co. LLC 6.86% 6/5/26	GBP	400,000	491,392
General Motors Financial Co., Inc. 5.15% 8/15/26 (Reg. S)	GBP	100,000	121,611
Morgan Stanley 4.656% 3/2/29 (b)	EUR	300,000	330,947
MPT Operating Partnership LP/MPT Finance Corp. 2.5% 3/24/26	GBP	250,000	229,295
Southern Co. 1.875% 9/15/81 (b)	EUR	1,000,000	854,315
Wells Fargo & Co. 2.125% 12/20/23 (Reg. S)	GBP	130,000	156,404
TOTAL UNITED STATES OF AMERICA			3,888,740
TOTAL NONCONVERTIBLE BONDS (Cost $69,653,893)			58,021,072

U.S. Government and Government Agency Obligations - 7.5%
	Principal Amount (a)	Value ($)
U.S. Treasury Obligations - 7.5%
U.S. Treasury Bonds:
3.25% 5/15/42 (f)	5,600,000	5,166,214
4% 11/15/42	710,000	729,303
U.S. Treasury Notes 0.75% 3/31/26 (f)(g)	1,960,000	1,793,170

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $7,690,390)		7,688,687

Foreign Government and Government Agency Obligations - 13.2%
		Principal Amount (a)	Value ($)
Germany - 7.5%
German Federal Republic:
0% 10/10/25 (Reg. S)	EUR	1,850,000	1,883,417
0% 5/15/35 (Reg. S)	EUR	1,350,000	1,103,063
1% 5/15/38(Reg. S)	EUR	1,685,000	1,498,102
1.25% 8/15/48	EUR	1,195,000	1,036,992
2.2% 12/12/24(Reg. S)	EUR	1,925,000	2,069,076
TOTAL GERMANY			7,590,650
United Kingdom - 5.7%
United Kingdom, Great Britain and Northern Ireland:
1% 4/22/24(Reg. S)	GBP	1,393,000	1,665,215
2.25% 9/7/23	GBP	3,407,000	4,168,375
TOTAL UNITED KINGDOM			5,833,590
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $14,198,315)			13,424,240

Preferred Securities - 15.9%
		Principal Amount (a)	Value ($)
Australia - 1.0%
QBE Insurance Group Ltd. 5.25% (Reg. S) (b)(e)		1,100,000	965,204
Canada - 0.6%
Bank of Nova Scotia:
3 month U.S. LIBOR + 2.640% 7.4539% (b)(e)(h)		390,000	347,724
4.9% (b)(e)		290,000	263,900
TOTAL CANADA			611,624
Finland - 0.2%
Citycon Oyj 4.496% (Reg. S) (b)(e)	EUR	300,000	187,158
France - 2.1%
BNP Paribas SA 6.625% (Reg. S) (b)(e)		550,000	510,004
Danone SA 1.75% (Reg. S) (b)(e)	EUR	600,000	644,779
Societe Generale 7.875% (Reg. S) (b)(e)		200,000	187,280
Veolia Environnement SA 2% (Reg. S) (b)(e)	EUR	900,000	807,350
TOTAL FRANCE			2,149,413
Ireland - 0.4%
AIB Group PLC 6.25% (Reg. S) (b)(e)	EUR	450,000	445,868
Luxembourg - 1.5%
Aroundtown SA 3.375% (Reg. S) (b)(e)	EUR	1,400,000	668,477
CPI Property Group SA 3.75% (Reg. S) (b)(e)	EUR	800,000	338,364
Grand City Properties SA 1.5% (Reg. S) (b)(e)	EUR	1,300,000	487,174
TOTAL LUXEMBOURG			1,494,015
Netherlands - 5.2%
AerCap Holdings NV 5.875% 10/10/79 (b)		1,050,000	956,225
AT Securities BV 5.25% (Reg. S) (b)(e)		750,000	280,500
Stichting AK Rabobank Certificaten 6.5% (Reg. S) (b)(e)(h)	EUR	320,300	333,471
Telefonica Europe BV 3.875% (Reg. S) (b)(e)	EUR	500,000	500,423
Volkswagen International Finance NV:
3.375% (Reg. S) (b)(e)	EUR	100,000	104,502
3.748% (Reg. S) (b)(e)	EUR	300,000	287,216
3.875% (Reg. S) (b)(e)	EUR	900,000	834,511
4.625% (Reg. S) (b)(e)	EUR	1,900,000	1,978,128
TOTAL NETHERLANDS			5,274,976
Spain - 0.4%
Banco Bilbao Vizcaya Argentaria SA 5.875% (Reg. S) (b)(e)	EUR	400,000	412,563
Sweden - 1.3%
Heimstaden Bostad AB:
3.248% (Reg. S) (b)(e)	EUR	1,500,000	992,480
3.625% (Reg. S) (b)(e)	EUR	150,000	81,564
Samhallsbyggnadsbolaget I Norden AB 2.624% (Reg. S) (b)(e)	EUR	650,000	260,822
TOTAL SWEDEN			1,334,866
Switzerland - 0.3%
Credit Suisse Group AG 7.5% (Reg. S) (b)(e)(i)		1,900,000	95,000
UBS Group AG 7% (Reg. S) (b)(e)		200,000	188,000
TOTAL SWITZERLAND			283,000
United Kingdom - 2.9%
Barclays PLC:
5.875% (Reg. S) (b)(e)	GBP	350,000	366,996
7.125% (b)(e)	GBP	200,000	214,918
8.875% (b)(e)	GBP	200,000	222,048
British American Tobacco PLC 3% (Reg. S) (b)(e)	EUR	1,750,000	1,540,733
National Express Group PLC 4.25% (Reg. S) (b)(e)	GBP	190,000	205,766
SSE PLC 3.74% (Reg. S) (b)(e)	GBP	400,000	449,771
TOTAL UNITED KINGDOM			3,000,232
TOTAL PREFERRED SECURITIES (Cost $25,595,358)			16,158,919

Money Market Funds - 4.9%
	Shares	Value ($)
Fidelity Cash Central Fund 4.86% (j) (Cost $4,991,838)	4,990,839	4,991,838

Purchased Swaptions - 0.1%
	Expiration Date	Notional Amount (a)		Value ($)
Put Options - 0.1%
Option with an exercise rate of 4.625% on a credit default swap with Goldman Sachs Bank U.S.A. to buy protection on the 5-Year iTraxx Europe Crossover Series 39 Index expiring June 2028, paying 5% quarterly. (Cost $96,481)	6/21/23	EUR	4,650,000	96,481

TOTAL INVESTMENT IN SECURITIES - 98.5% (Cost $122,226,275)	100,381,237
NET OTHER ASSETS (LIABILITIES) - 1.5%	1,537,810
NET ASSETS - 100.0%	101,919,047

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Bond Index Contracts
ASX 10 Year Treasury Bond Index Contracts (Australia)	8	Jun 2023	657,147	20,142	20,142
Eurex Euro-Bobl Contracts (Germany)	9	Jun 2023	1,150,568	23,009	23,009
Eurex Euro-Bund Contracts (Germany)	27	Jun 2023	3,977,599	122,954	122,954
Eurex Euro-Buxl 30 Year Bond Contracts (Germany)	3	Jun 2023	458,288	24,481	24,481
Eurex Euro-Schatz Contracts (Germany)	13	Jun 2023	1,490,141	13,241	13,241
TME 10 Year Canadian Note Contracts (Canada)	37	Jun 2023	3,453,881	126,184	126,184

TOTAL BOND INDEX CONTRACTS					330,011

Treasury Contracts
CBOT 2-Year U.S. Treasury Note Contracts (United States)	66	Jun 2023	13,625,906	167,616	167,616
CBOT Long Term U.S. Treasury Bond Contracts (United States)	61	Jun 2023	8,000,531	342,948	342,948

TOTAL TREASURY CONTRACTS					510,564

TOTAL PURCHASED					840,575

Sold

Bond Index Contracts
ICE Long Gilt Contracts (United Kingdom)	33	Jun 2023	4,207,254	(107,069)	(107,069)

TOTAL FUTURES CONTRACTS					733,506
The notional amount of futures purchased as a percentage of Net Assets is 32.1%
The notional amount of futures sold as a percentage of Net Assets is 4.1%

Forward Foreign Currency Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation) ($)

EUR	280,000	USD	304,091	JPMorgan Chase Bank, N.A.	4/04/23	(431)
CAD	31,000	USD	22,655	Bank of America, N.A.	4/20/23	288
CAD	88,000	USD	65,291	Bank of America, N.A.	4/20/23	(163)
CAD	155,000	USD	113,979	Goldman Sachs Bank USA	4/20/23	735
CAD	49,000	USD	35,578	JPMorgan Chase Bank, N.A.	4/20/23	687
EUR	208,000	USD	225,640	BNP Paribas S.A.	4/20/23	138
EUR	123,000	USD	130,676	Bank of America, N.A.	4/20/23	2,837
EUR	148,000	USD	161,067	Bank of America, N.A.	4/20/23	(417)
EUR	704,000	USD	766,832	Bank of America, N.A.	4/20/23	(2,659)
EUR	73,000	USD	80,068	Bank of America, N.A.	4/20/23	(829)
EUR	88,000	USD	95,919	Bank of America, N.A.	4/20/23	(397)
EUR	433,000	USD	465,998	Bank of America, N.A.	4/20/23	4,012
EUR	510,000	USD	550,889	Brown Brothers Harriman & Co	4/20/23	2,702
EUR	155,000	USD	168,200	Brown Brothers Harriman & Co	4/20/23	48
EUR	801,000	USD	875,419	Brown Brothers Harriman & Co	4/20/23	(5,956)
EUR	151,000	USD	161,289	Brown Brothers Harriman & Co	4/20/23	2,617
EUR	279,000	USD	300,999	Citibank, N. A.	4/20/23	1,848
EUR	159,000	USD	170,918	HSBC Bank	4/20/23	1,672
EUR	673,000	USD	716,364	JPMorgan Chase Bank, N.A.	4/20/23	14,159
EUR	92,000	USD	98,469	JPMorgan Chase Bank, N.A.	4/20/23	1,395
EUR	73,000	USD	77,378	JPMorgan Chase Bank, N.A.	4/20/23	1,861
EUR	59,000	USD	63,055	JPMorgan Chase Bank, N.A.	4/20/23	988
EUR	520,000	USD	554,957	JPMorgan Chase Bank, N.A.	4/20/23	9,489
EUR	523,000	USD	570,570	JPMorgan Chase Bank, N.A.	4/20/23	(2,867)
EUR	152,000	USD	163,648	JPMorgan Chase Bank, N.A.	4/20/23	1,344
GBP	170,000	USD	209,536	Bank of America, N.A.	4/20/23	246
GBP	152,000	USD	187,194	Bank of America, N.A.	4/20/23	376
GBP	75,000	USD	91,994	Brown Brothers Harriman & Co	4/20/23	557
GBP	228,000	USD	280,095	Brown Brothers Harriman & Co	4/20/23	1,259
GBP	122,000	USD	151,592	Brown Brothers Harriman & Co	4/20/23	(1,043)
GBP	297,000	USD	367,853	Brown Brothers Harriman & Co	4/20/23	(1,351)
GBP	250,000	USD	302,852	HSBC Bank	4/20/23	5,651
GBP	226,000	USD	274,058	JPMorgan Chase Bank, N.A.	4/20/23	4,829
GBP	101,000	USD	122,908	JPMorgan Chase Bank, N.A.	4/20/23	1,727
GBP	606,000	USD	731,695	JPMorgan Chase Bank, N.A.	4/20/23	16,116
GBP	63,000	USD	76,258	JPMorgan Chase Bank, N.A.	4/20/23	1,485
GBP	45,000	USD	54,790	State Street Bank and Trust Co	4/20/23	740
USD	57,935	AUD	82,000	Bank of America, N.A.	4/20/23	3,091
USD	55,360	CAD	75,000	BNP Paribas S.A.	4/20/23	(146)
USD	19,460	CAD	26,000	Bank of America, N.A.	4/20/23	218
USD	91,540	CAD	122,000	Bank of America, N.A.	4/20/23	1,248
USD	35,033	CAD	47,000	Bank of America, N.A.	4/20/23	248
USD	22,839	CAD	31,000	Brown Brothers Harriman & Co	4/20/23	(103)
USD	33,783	CAD	45,000	Brown Brothers Harriman & Co	4/20/23	479
USD	38,958	CAD	53,000	Canadian Imperial Bk. of Comm.	4/20/23	(267)
USD	7,450	CAD	10,000	JPMorgan Chase Bank, N.A.	4/20/23	49
USD	288,568	EUR	267,000	BNP Paribas S.A.	4/20/23	(1,253)
USD	43,969,043	EUR	40,605,000	BNP Paribas S.A.	4/20/23	(106,580)
USD	519,306	EUR	491,000	Bank of America, N.A.	4/20/23	(13,661)
USD	314,832	EUR	296,000	Bank of America, N.A.	4/20/23	(6,468)
USD	22,555	EUR	21,000	Bank of America, N.A.	4/20/23	(240)
USD	100,942	EUR	95,000	Brown Brothers Harriman & Co	4/20/23	(2,178)
USD	163,728	EUR	154,000	Brown Brothers Harriman & Co	4/20/23	(3,435)
USD	68,847	EUR	63,000	Brown Brothers Harriman & Co	4/20/23	462
USD	1,325,691	EUR	1,227,000	Citibank, N. A.	4/20/23	(6,184)
USD	237,614	EUR	222,000	JPMorgan Chase Bank, N.A.	4/20/23	(3,361)
USD	151,499	EUR	139,000	JPMorgan Chase Bank, N.A.	4/20/23	619
USD	604,372	EUR	556,000	JPMorgan Chase Bank, N.A.	4/20/23	849
USD	66,374	EUR	61,000	JPMorgan Chase Bank, N.A.	4/20/23	160
USD	140,001	EUR	129,000	JPMorgan Chase Bank, N.A.	4/20/23	(25)
USD	128,883	EUR	118,000	JPMorgan Chase Bank, N.A.	4/20/23	797
USD	657,977	EUR	603,000	JPMorgan Chase Bank, N.A.	4/20/23	3,437
USD	193,470	EUR	176,000	JPMorgan Chase Bank, N.A.	4/20/23	2,427
USD	362,258	GBP	294,000	BNP Paribas S.A.	4/20/23	(541)
USD	178,158	GBP	144,000	BNP Paribas S.A.	4/20/23	460
USD	27,268,601	GBP	22,314,000	Bank of America, N.A.	4/20/23	(267,119)
USD	104,313	GBP	87,000	Bank of America, N.A.	4/20/23	(3,046)
USD	1,491,912	GBP	1,240,000	Brown Brothers Harriman & Co	4/20/23	(38,261)
USD	62,231	GBP	52,000	Brown Brothers Harriman & Co	4/20/23	(1,938)
USD	504,446	GBP	422,000	Brown Brothers Harriman & Co	4/20/23	(16,307)
USD	97,375	GBP	80,000	Brown Brothers Harriman & Co	4/20/23	(1,346)
USD	237,731	GBP	196,000	Brown Brothers Harriman & Co	4/20/23	(4,136)
USD	220,804	GBP	179,000	Brown Brothers Harriman & Co	4/20/23	(84)
USD	60,669	GBP	50,000	Brown Brothers Harriman & Co	4/20/23	(1,032)
USD	48,603	GBP	40,000	Brown Brothers Harriman & Co	4/20/23	(758)
USD	5,964	GBP	5,000	JPMorgan Chase Bank, N.A.	4/20/23	(206)
USD	107,746	GBP	88,000	JPMorgan Chase Bank, N.A.	4/20/23	(847)
USD	90,306	GBP	73,000	JPMorgan Chase Bank, N.A.	4/20/23	223
USD	133,918	GBP	111,000	JPMorgan Chase Bank, N.A.	4/20/23	(3,057)
USD	76,061	GBP	63,000	State Street Bank and Trust Co	4/20/23	(1,681)
USD	52,436	GBP	43,000	State Street Bank and Trust Co	4/20/23	(627)
USD	131,560	GBP	108,000	State Street Bank and Trust Co	4/20/23	(1,713)
USD	690,599	GBP	557,000	State Street Bank and Trust Co	4/20/23	3,255
USD	282,627	GBP	233,000	State Street Bank and Trust Co	4/20/23	(4,897)

TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						(409,782)

Unrealized Appreciation						97,828
Unrealized Depreciation						(507,610)
Credit Default Swaps
Underlying Reference	Maturity Date	Clearinghouse / Counterparty	Fixed Payment Received/ (Paid)	Payment Frequency	Notional Amount(1)		Value ($)	Upfront Premium Received/ (Paid) ($)	Unrealized Appreciation/ (Depreciation) ($)
Buy Protection
Intesa Sanpaolo SpA	Dec 2027	JPMorgan Chase Bank, N.A.	(1%)	Quarterly	EUR	1,000,000	(1,615)	(5,790)	(7,405)

(1)Notional amount is stated in U.S. Dollars unless otherwise noted.

Currency Abbreviations
AUD	-	Australian dollar
CAD	-	Canadian dollar
EUR	-	European Monetary Unit
GBP	-	British pound sterling
USD	-	U.S. dollar

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $4,645,810 or 4.6% of net assets.

(d)	Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(e)	Security is perpetual in nature with no stated maturity date.
(f)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $912,129.
(g)	Security or a portion of the security has been segregated as collateral for bi-lateral over-the-counter (OTC) swaps. At period end, the value of securities pledged amounted to $611,325.
(h)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(i)	Non-income producing - Security is in default.
(j)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.86%	3,368,958	12,919,835	11,296,955	68,261	-	-	4,991,838	0.0%
Total	3,368,958	12,919,835	11,296,955	68,261	-	-	4,991,838

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Nonconvertible Bonds, U.S. Government and Government Agency Obligations, Foreign Government and Government Agency Obligations and Preferred Securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Swaps are marked-to-market daily based on valuations from third party pricing services, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

The U.S. dollar value of forward foreign currency contracts is determined using currency exchange rates supplied by a pricing service and are categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Options traded over-the-counter are valued using service or broker-supplied valuations and are categorized as Level 2 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Credit Risk - Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign Exchange Risk - Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund.

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net the amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. For OTC written options with upfront premiums received, the Fund is obligated to perform and therefore does not have counterparty risk. For OTC written options with premiums to be received at a future date, the maximum risk of loss from counterparty credit risk is the amount of the premium in excess of any collateral pledged by the counterparty. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to these contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared OTC swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Forward Foreign Currency Contracts: Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into.

The Fund used forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies.

Open forward foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

Options: Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.

The Fund used OTC options, such as swaptions, which are options where the underlying instrument is a swap, to manage its exposure to fluctuations in interest rates and/or potential credit events.

Open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions." Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

Swaps: A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount.

A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap.

Credit Default Swaps: Credit default swaps enable the Fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. The Fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs. For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index. Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where the Fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, FMR monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/ performance risk.

Open swaps at period end are included in the Schedule of Investments under the caption Credit Default Swaps, Interest Rate Swaps and/or Total Return Swaps, as applicable.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.
The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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